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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 31, 1997

                     ----------------------------------

                         ASCEND COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)


        DELAWARE                0-23774                 94-3092033
     (State or other    (Commission File Number)     (I.R.S. Employer
     jurisdiction of                                Identification No.)
     incorporation or
      organization)





            ONE ASCEND PLAZA
         1701 HARBOR BAY PARKWAY                         94502
           ALAMEDA, CALIFORNIA
 (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (510) 769-6001

                                Not applicable.
                         ----------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

        For the 31-day period ended July 31, 1997, Ascend Communications, Inc. a Delaware corporation, had consolidated net income of approximately $2.9 million and consolidated sales of approximately $62.8 million.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Ascend Communications, Inc.



August 8, 1997                    By:  /s/ Robert K. Dahl
                                       --------------------
                                       Robert K. Dahl,
                                       Vice President, Finance and
                                       Chief Financial Officer

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